SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): August 9, 2011

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TECHS LOANSTAR, INC.
(Exact Name of Registrant as Specified in Its Charter)

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NEVADA	333-143630	20-46820588
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

319 Clematis Street, Suite 703, West Palm Beach, Florida 33401

(Address Of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code (561) 514-9052

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On August 9, 2011, the Registrant entered into and consummated the First Amendment to the Agreement Concerning that Exchange of Securities (the “Agreement”) with Quture, Inc., a Nevada corporation (“Quture”) and the shareholders of Quture.  Quture is a healthcare knowledge solution company that provides performance measurement tools to the healthcare industry.  Upon consummation of the transactions set forth in the Agreement (the “Closing”), the Registrant adopted the business plan of Quture.

Pursuant to the Agreement, the Registrant agreed to acquire all of the outstanding capital stock of Quture in exchange (the “Exchange”) for the original issuance of an aggregate of 1,938,543,110 shares (the “Exchange Shares”) of the Registrant’s common stock, par value $0.001 per share (the “Common Stock”).  Further in accordance with the Agreement, 400,000,000 Exchange Shares will initially be issued to the shareholders of Quture and following and amendment of the Registrant’s articles of incorporation, the remaining Exchange Shares will be issued to Quture shareholders of on a pro rata basis, on the basis of the shares held by such security holders of Quture at the time of the Exchange.  As a result of the Exchange, Quture became a wholly-owned subsidiary of the Registrant. Following the consummation of the Exchange, the shareholders of Quture will beneficially own approximately eighty-five percent (85%) of the issued and outstanding Common Stock of the Registrant.  The Agreement also provides that as soon as practicable following the Closing and the Amendment, the Registrant shall issue the remaining 1,538,543,110 Exchange Shares to the Quture shareholders.  The parties have taken the actions necessary to provide that the Exchange is treated as a “tax free exchange” under Section 368 of the Internal Revenue Code of 1986, as amended.  The Agreement contains customary representations, warranties and covenants of the Registrant and Quture for like transactions. The foregoing descriptions of the above referenced agreements do not purport to be complete. For an understanding of their terms and provisions, reference should be made to the Agreement attached as Exhibits 10.1 to this Current Report on Form 8-K.

On August 10, 2011, as a covenant to the Agreement, a majority of the Registrant’s shareholders voted to amend the Registrant’s Articles of Incorporation to increase the number of its authorized shares of capital stock from 900,000,000 shares to 2,510,000,000 par value $0.001 shares (the “Amendment”) of which (a) 2,500,000,000 shares were designated as Common Stock and (b) 10,000,000 shares were designated as blank check preferred stock.

At the effective time of the Exchange, our board of directors and officers was reconstituted by the resignation of Henry Fong as Director, President and Chief Executive Officer of the Registrant and the appointment of G. Landon Feazell as a member of the Registrant’s Board of Directors, Chief Executive Officer and President, and Geoffrey L. Feazell as Treasurer and Secretary of the Registrant.

G. Landon Feazell, 68, President, Chief Executive Officer, Director.

Landon Feazell has served as Chairman and Chief Executive Officer of Quture, Inc. since April 2011.  Prior thereto and from 1975 to 2011, Mr. Feazell served as the President and Chief Executive Officer of Medico-Legal Management, then becoming QualVal Systems and Q3 LLC.  Mr. Feazell is nationally recognized for his leadership, innovation, and expertise in measuring clinical performance, pioneering proactive clinical risk management and patient safety and physician peer review processes. His companies have developed and implemented systems and processes in hundreds of hospitals, hospital corporations and trusts, university health systems, health maintenance organizations, large and small physician practices, federal and state governmental agencies, and health and liability insurance companies throughout the United States.

Mr. Feazell received a Bachelor of Science degree in zoology from Duke University, followed by extensive graduate studies in medical sciences at the West Virginia University Medical Center, where he was a teaching fellow, conducting research in mycology and its relationship to leukemia and preventive medicine, then law at the University of Denver, College of Law, where he was student assistant to the deans. He served as Chairman of the National Conference of Law Reviews (1968-69).  His community service includes chairing many public education initiatives for Jefferson County Board of Education, mental health chairmanships and board education grants, and successful political campaign cabinets for Governor and United States Senator in Colorado. He is widely published in professional articles, and he lectures, teaches, and participates on national expert panels at universities, professional organizations, private corporations, and forums and seminars and has taught at the undergraduate and graduate level at several universities.

Geoffrey L. Feazell, 43, Treasurer, Secretary.

Geoffrey Feazell is the Managing Member and Chief Executive Officer of Q’Zure LLC, a Florida limited liability company responsible for design, programming, testing, and implementation of all Quture, Inc.’s technology products and has served in this capacity since April 2004. Prior thereto and from August 1999 to April 2004, Geoffrey served as the Manager of Technology of QualVal Systems, Inc.  For over 10 years his contributions have been developing IT solutions and tools for measuring quality, clinical performance, and productivity.   Geoffrey has served as team leader for enhancements and the report writer of QReview and QSurg.  These products integrate performance measurement and peer review with electronic medical records and connect disparate databases.  He has managed implementation of these products and client projects for healthcare organizations throughout the United States.  His recent focus has been quality software and technology analytics to develop clinical knowledge solutions based on optimal evidence-based clinical processes. He has further become proficient in the application of Natural Language Processing to integrate unstructured data into object-oriented databases to migrate former products onto the new Quture technology platform.  Geoffrey’s educational background includes undergraduate studies from the University of North Carolina at Wilmington, multiple certificates from the University of Texas, Quality Software Institute, multiple certifications from the Diver’s Institute of Technology, and Medical Billing Specialist certification from Pittsburg Technology Institute.

Item 3.02

Unregistered Sales of Equity Securities.

The securities described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act.  At the time of their issuance, the securities will be deemed to be restricted securities for purposes of the Securities Act, and the certificates representing the securities shall bear legends to that effect.  The securities may not be resold or offered in the United States without registration or an exemption from registration.

Item 5.01

Changes in Control of Registrant.

The disclosures set forth under Item 1.01 are incorporated by reference into this Item 5.01.

Item 5.02

Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers.

The disclosures set forth under Item 1.01 are incorporated by reference into this Item 5.02.

Item 5.03.

Amendment to Articles of Incorporation or Bylaws; Change In Fiscal Year.

The disclosures set forth under Item 1.01 are incorporated by reference into this Item 5.03

Item 9.01

Financial Statements and Exhibits.

(a) Financial statements: As a result of the Exchange described in Item 1.01, the Registrant will file the audited financial information and the notes thereto in an amendment to this Form 8-K within the time proscribed.

(b) Pro forma financial information: As a result of the Exchange described in Item 1.01, the Registrant will file the pro forma financial information and the notes thereto in an amendment to this Form 8-K within the time proscribed.

(c) Shell company transaction:  This section does not apply.

(d) Exhibits: The disclosures set forth under Item 9.01 (a) and (b) are incorporated by reference into this Item 9.01 (d).

Exhibit No.	Description
3.1	Amendment to Articles of Incorporation
10.1	First Amendment to the Agreement Concerning that Exchange of Securities by and among Techs Loanstar, Inc., Quture, Inc. and the Security Holders of Quture, Inc.
99.1	Press Release dated August 10, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHS LOANSTAR, INC

Dated: August 12, 2011	By:	/s/ G. Landon Feazell
G. Landon Feazell, President, Chief Executive Officer

Exhibit No.	Description
3.1	Amendment to Articles of Incorporation
10.1	First Amendment to the Agreement Concerning that Exchange of Securities by and among Techs Loanstar, Inc., Quture, Inc. and the Security Holders of Quture, Inc.
99.1	Press Release dated August 10, 2011

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